Supplement dated August 18, 2014
to the Statement of Additional Information
for Principal Funds, Inc.
dated December 30, 2013 as amended and restated June 11, 2014

(As supplemented on July 15, 2014)

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

PURCHASE AND REDEMPTION OF SHARES
Delete the Exchange of Shares section and substitute:

Exchanges Between Classes of Shares
Class S shares of the Capital Securities Fund are not subject to exchange.

Through your financial intermediary, in certain limited circumstances, you may become eligible to exchange shares of a Fund you own for shares of a different class of the same Fund, if you become eligible to purchase shares of such different class of the same Fund through your account with your financial intermediary. The following shows the permitted exchanges, subject to the conditions described herein:

Exchange From	Exchange To
Class A	Class P, Institutional
Class C	Class A, P, Institutional
Class P	Class A, C, Institutional
Class Institutional	Class A, C, P

Such same Fund exchanges between share classes are permitted subject to conditions including, but not limited to, the following:

•	You must be eligible to purchase shares of the class into which the exchange is to occur;

•	Your financial intermediary must have an agreement with the underwriter or transfer agent of Principal Funds allowing the purchase of such share class for you;

•	The Fund must offer shares of such class of such Fund in your state;

•	In order to exchange into Class A shares, you must be eligible to purchase Class A shares with no initial sales charge;

•	Depending on the circumstances, for exchanges from Classes A and C shares there may be a contingent deferred sales charge in connection with the exchange; and

•
Any such exchange must be requested by your financial intermediary (with approval by the Fund) and, except as otherwise approved by the Fund, must result from either (i) the financial intermediary seeking to have shares of the Funds on their platform held in a particular share class, or (ii) the share class becoming available to your financial intermediary or financial professional through a new relationship.

If after purchasing Class P or Institutional shares you become ineligible to invest in Class P or Institutional shares, you may be permitted to exchange from Class P or Institutional shares into other share classes issued by the same Fund if your financial intermediary determines you qualify for such an exchange.

You should check with your financial intermediary to see if the exchange you wish to complete will satisfy the conditions. Your ability to exchange between share classes of the same Fund may be limited by the operational limitations of your financial intermediary. Please consult your financial professional for more information.

While such an exchange may not be considered a taxable event for income tax purposes, you should consult with your tax adviser regarding possible federal, state, local and foreign tax consequences.